UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 Commission File Number	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On August 8, 2013, Bunge Limited (“Bunge”) completed the sale of its Brazilian fertilizer operations, including blending facilities, brands and warehouses, to Yara International ASA for $750 million in cash, subject to certain post-closing adjustments.  A copy of the press release dated August 9, 2013 announcing the closing of the transaction is attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits

(a)         Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2013

BUNGE LIMITED

	By:	/s/ Carla L. Heiss
		Name:	Carla L. Heiss
		Title:	Assistant General Counsel, Chief Compliance Officer and Assistant Secretary

EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated August 9, 2013